Exhibit 99.02

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350


In connection with the accompanying Annual Report on Form 10-K of Southern Power Company for the year ended December 31, 2002, I, Cliff S. Thrasher, Senior Vice President, Comptroller and Chief Financial Officer, hereby certify pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1) such Annual Report on Form 10-K of Southern Power Company for the year ended December 31, 2002, which this statement accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in such Annual Report on Form 10-K of Southern Power Company for the year ended December 31, 2002, fairly presents, in all material respects, the financial condition and results of operations of Southern Power Company.


                                                  /s/Cliff S. Thrasher
                                                    Cliff S. Thrasher
                                         Senior Vice President, Comptroller and
                                                  Chief Financial Officer

Date:  March 7, 2003